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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2004


                          NAPCO SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                      0-10004                  11-2277818
(State of other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation                File Number)           Identification No.)
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                                333 BAYVIEW AVE.
                              AMITYVILLE, NY 11701
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (631) 842-9400

                                 NOT APPLICABLE

         (Former name or former address, if changed since last report.)
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ITEM 5. Other Events and Regulation FD Disclosure.

      Attached as Exhibit 99.1 is a copy of a press release dated February 17, 2004.

Forward Looking Statements

This press release contains forward-looking statements that involve numerous risks and uncertainties. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            Not applicable.

      (b)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (c)   EXHIBITS.

            Exhibit 99.1 Press Release of NAPCO SECURITY SYSTEMS, INC. dated February 17, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                         NAPCO SECURITY SYSTEMS, INC.


Date: February 17, 2004                  By: /s/ KEVIN S. BUCHEL
                                             ----------------------------------
                                             Kevin S. Buchel
                                             Senior Vice President and
                                             Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.       Description
-----------       -----------
Exhibit 99.1      Press Release of Napco Securities Systems, Inc. dated
                  February 17, 2004
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